UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 16, 2018

(Exact name of registrant as specified in its charter)

Delaware	1-4018	53-0257888
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3005 Highland Parkway Downers Grove, Illinois		60515
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 630-541-1540

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 2.02	Results of Operations and Financial Condition.

Preliminary Unaudited Results of Apergy Corporation for the Quarter Ended March 31, 2018

On April 16, 2018, Dover Corporation (“Dover”) announced certain preliminary unaudited financial results of Apergy Corporation, its wholly-owned subsidiary (“Apergy”), for the quarter ended March 31, 2018 (the “Preliminary Results”). The Preliminary Results presented below are based upon information available to Dover and Apergy as of the date of this Current Report on Form 8-K and are not a comprehensive statement of Apergy’s financial results. Apergy’s independent registered public accounting firm has not audited, reviewed or compiled the Preliminary Results, nor has it applied agreed upon procedures with respect to such information. The full year 2017 information has been audited by Apergy’s independent registered public accounting firm. The actual results for the quarter ended March 31, 2018 may differ materially from this preliminary data. During the course of the preparation of Apergy’s financial statements and related notes for the quarter ended March 31, 2018, additional adjustments to the Preliminary Results presented below may be identified. Any such adjustments may be material.

The following table includes a summary of Apergy’s revenue by quarter for 2017 and an estimate of Apergy’s revenue for the first quarter of 2018 based upon such preliminary financial results:

	2017					2018
In $000s	Q1	Q2	Q3	Q4	Full year	Q1
	(unaudited)				(audited)	(unaudited)
Revenue:
Production & Automation Technologies	$180,801	$198,175	$199,453	$203,509	$781,938	$214,000
Drilling Technologies	49,477	57,986	59,200	60,990	227,653	69,000

Total	$230,278	$256,161	$258,653	$264,499	$1,009,591	$283,000

The information in this Item 2.02 is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by Dover under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities.

CAUTIONARY LANGUAGE CONCERNING FORWARD-LOOKING STATEMENTS

Information set forth in this Current Report on Form 8-K contains “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Such statements concern future events and may be indicated by words or phrases such as “anticipates,” “expects,” “believes,” “indicates,” “suggests,” “will,” “plans,” “should,” “would,” “could” and “forecast,” or the use of future tense and similar words or phrases. Forward-looking statements address matters that are uncertain, including, by way of example only: the planned spin-off of Apergy, including the benefits of such transaction and the expected performance following completion of the planned spin-off, operating and strategic plans, future sales, earnings, cash flows, margins, organic growth, growth from acquisitions, restructuring charges, cost structure, capital expenditures, capital allocation, capital structure, dividends, cash flows, exchange rates, tax rates, interest rates, interest expense, changes in operations and trends in industries in which our businesses operate, anticipated market conditions and our positioning, global economies, and operating improvements. Forward-looking statements are subject to numerous important risks, uncertainties, assumptions and other factors, some of which are beyond Dover’s control. Dover refers you to the documents that it files from time to time with the Securities and Exchange Commission, such as its reports on Form 10-K, Form 10-Q and Form 8-K, for a discussion of risks and uncertainties that could cause its actual results to differ materially from its current expectations and from the forward-looking statements contained herein. Dover undertakes no obligation to update any forward-looking statement, except as required by law. Any of these risks and uncertainties, as well as the additional risk factors described in Dover’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017, as such factors may be updated from time to time in subsequent filings with the SEC, could cause actual outcomes or results to differ materially from those indicated by the projected information contained herein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOVER CORPORATION

By:	/s/ Ivonne M. Cabrera
Ivonne M. Cabrera Senior Vice President, General Counsel & Secretary

Date: April 16, 2018

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